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                                                                    EXHIBIT 99.3


                                                               [CMS ENERGY LOGO]


--------------------------------------------------------------------------------

This presentation contains forward-looking statements within the meaning of the safe-harbor provisions of the federal securities laws. Our actual results may differ materially from those anticipated in such statements as a result of various factors discussed in our SEC filings.



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                                                               [CMS ENERGY LOGO]

2002 Second Quarter
Earnings Per Share Reconciliation
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                                                 2002          2001
                                                 ----          ----

EPS Reported                                   $ (0.56)       $  0.40
Reconciling Items:
  Asset Sales Gains (Losses)                   $  0.16        $ (0.01)
  Discontinued Operations Income (Loss)          (1.05)          0.14
  Restructuring Costs                            (0.06)          --
  Extraordinary Item                             (0.05)          --
                                               -------        -------
                                                 (1.00)          0.13
                                               =======        =======
EPS Operating                                  $  0.44        $  0.27
                                               =======        =======



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                                                               [CMS ENERGY LOGO]


Year to Date - June 2002
Earnings Per Share Reconciliation
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                                                 2002          2001
                                                 ----          ----

EPS Reported                                   $  2.30        $  1.25
Reconciling Items:
  Asset Sales Gains (Losses)                   $  0.26        $ (0.01)
  Discontinued Operations Income (Loss)           1.22           0.14
  Restructuring Costs                            (0.05)          --
  Extraordinary Item                             (0.05)          --
  Goodwill Accounting Change - Viron             (0.07)          --
                                               -------        -------
                                                  1.31           0.13
                                               =======        =======
EPS Operating                                  $  0.99        $  1.12
                                               =======        =======


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Electric Utility
--------------------------------------------------------------------------------


Operating Net Income
     [BAR GRAPH]


    2002       2001
     (in Millions)

     $54       $29


PTOI   $116        $82



-   Variance $25 million
    -   Overall deliveries up 133 Gwh's - $5 MM
    -   Lower Supply costs - $22 MM
    -   Other including higher Other Operating
        Expenses  ($2) MM




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Gas Utility
--------------------------------------------------------------------------------


 Operating Net Income
     [BAR GRAPH]


    2002       2001
     (in Millions)

     $4        $0


PTOI     $20        $16


  -   Variance $4 million
      -   Deliveries up 8.3 Bcf - $5 MM
      -   Interim rate increase - $1 MM
      -   Higher other operating expenses &
          other - ($2) MM



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                                                               [CMS ENERGY LOGO]

CMS Panhandle Companies
--------------------------------------------------------------------------------

[BAR GRAPH]

     Operating Net Income
        2002      2001
        (in Millions)

        $12       $10


PTOI    $35       $37

         - Variance - $2 million
                - Lower LNG operations - ($5) MM
                - Absence of goodwill amortization - $2 MM
                - Lower operating expenses - $3 MM
                - Lower fixed charges and other - $2 MM



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Natural Gas Transmission
--------------------------------------------------------------------------------

[BAR GRAPH]

     Operating Net Income
        2002      2001
        (in Millions)

         $1       $4


PTOI     $3       $7

        - Variance ($3) million
                - Other pipeline operations/lower costs - $4 MM
                - Argentine expropriation & devaluation impacts ($5) MM
                - Field services and gas processing operations - ($2) MM

2002 Operating net income excludes a ($2) MM adjustment to the previously reported gain on sale of the Methanol Investment

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                                                               [CMS ENERGY LOGO]

Marketing, Services & Trading
--------------------------------------------------------------------------------

[BAR GRAPH]

     Operating Net Income
        2002      2001
        (in Millions)

        ($18)     $33


PTOI    $(27)     $51

        - Variance ($51) MM
                - Lower electric net margins - ($24) MM
                - Lower gas net margins - ($22) MM
                - Intercompany MTM losses - ($21) MM
                - Lower operating expenses & other - $16 MM

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                                                               [CMS ENERGY LOGO]

Independent Power Production
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[BAR GRAPH]

     Operating Net Income
        2002      2001
        (in Millions)

        $48       $18


PTOI    $73       $28

        - Variance $30 million
                - MCV - MTM of long term supply costs & other - $23 MM
                - DIG - lower steam costs - $8 MM
                - Other plant operations / lower costs $7 MM
                - Argentine expropriation & devaluation impacts ($8) MM

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                                                               [CMS ENERGY LOGO]

Parent Interest Expense & Other
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[BAR GRAPH]

  Operating Net Income (Loss)
        2002      2001
        (in Millions)

        ($42)     ($59)


PTOI     $22        $4

        - Variance $17 million
                - Inter company MTM gains - $21 MM
                - Lower Parent Interest Expense $6 MM
                - Other Investments ($10) MM

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                                                               [CMS ENERGY LOGO]

Asset Sales and Other Cash Proceeds
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
         Date                                                     $ Millions
                       EDEERSA Electric
2001     Done
                       Distribution and other                             $133

         Done          LNG monetization                                    310

         Done          Securitization proceeds                             469
                                                               ---------------
                       Sub-Total - 2001                                    912
                                                               ---------------

                       Equatorial Guinea Oil & Gas
2002     Done          reserves and Atlantic Methanol                    1,002
                       operations

         Done          Consumers' Electric Transmission                    288

         Done          Powder River reserves and other                     131

         Q3            Oil & Gas Company                                   232
                       Completed & announced                             2,565

         Q3-Q4         Generation, distribution & other               75 - 275
                                                               ---------------
Total 2001 & 2002 Asset Sales and Other Cash Proceeds          $2,640 - $2,840
                                                               ===============


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                                                               [CMS ENERGY LOGO]


CMS Energy Parent -
Sources and Uses of Cash Last Half 2002
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                                        Sources

Cash on Hand @ June 30                                                 $ 70

July bank borrowings                                                    186
Asset sales announced                                                   232
Dividends
 - Consumers Energy                                                     105
 - Enterprises                                                          115
Other                                                                    42
                                                                     ------
Subtotal- Sources                                                      $680
                                                                     ------




                                        Uses

Debt paydown                                                            $286
Capital investments                                                      160
Parent interest                                                          130
Common & preferred
Dividends                                                                 75
                                                                    --------
Subtotal- Uses                                                           651
                                                                    --------
Cash on hand @
December 31                                                             $ 99
                                                                    ========


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                                                               [CMS ENERGY LOGO]

Capital Structure
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  12-31-01
  --------
$11.1 billion

                       [3D PIE CHART]

    Common Equity      Preferred Stock          Debt**
        18%                 11%                  71%



   6-30-02
   -------
 $9.9 billion


                       [3D PIE CHART]

    Common Equity      Preferred Stock          Debt**
        19%                 12%                  69%




12-31-02 E
----------
  $10.2



                       [3D PIE CHART]

    Common Equity      Preferred Stock          Debt**
        22%                 12%                  66%




**Excludes securitization debt of $469 MM



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                                                               [CMS ENERGY LOGO]

2002 Net Income Guidance
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

                                                             (In Millions, except EPS)

                                              2002 Current          2002 Prior
             Description                       Guidance             Guidance           Change
             -----------                       --------             --------           ------
Electric Utility                                  $ 200           $ 200                $   0
Gas Utility                                          45              45                    0
Natural Gas Transmission                             70              70                    0
MS&T                                                  0              15                  (15)
IPP                                                 105             105                    0
Oil & Gas                                            (5)             (5)                   0
Energy parent interest expense & other             (200)           (215)                  15
                                                -------         -------              -------
Operating Net Income                              $ 215           $ 215                $   0
                                                =======         =======              =======


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                                                               [CMS ENERGY LOGO]


2002 Other Issues
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 -     PEPL Goodwill Impairment

 -     Rating Triggers

 -     Officer Certificates




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                                                               [CMS ENERGY LOGO]



2002 Other Issues (contd)
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 -     Investigations

 -     Ernst & Young Audit

 -     Potential Pipeline Sale




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